Wells Fargo Industrials and Materials Conference June 10, 2026 Kristine MoserGregory RustowiczDavid Wilson President & Chief Executive Officer Executive Vice President Finance & Chief Financial Officer Vice President, Investor Relations & Treasurer

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Safe Harbor Statement 2 This presentation and the accompanying oral discussion contains “forward-looking statements” within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," “believe,” “continue,” “could,” “estimate,” “expect,” “illustrative,” “intend,” “likely,” “may,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements include, among others, statements regarding: (1) our strategy, outlook and growth prospects, including the Company's full year fiscal 2027 guidance, consisting of net sales, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow for fiscal 2027, as well as the associated assumed inputs for fiscal 2027 regarding interest expense, amortization expense, depreciation expense, and effective tax rate; (2) our operational and financial targets and capital allocation priorities, including regarding our expectation that the dividends payable on the Preferred Shares will be accrued, accumulated and compounded, rather than being paid in cash, during fiscal 2027; (3) general economic trends and trends in our industry and markets; (4) our ability to successfully integrate the Kito Crosby Acquisition and achieve targeted net run rate cost synergies, the amount of annual net run rate cost synergies achieved in FY27 and FY29, and our ability to capture revenue synergies; (5) our ability to expand margins in future periods; (6) the amount of cash available for debt repayment in FY27, our long-term net leverage ratio and our expected Credit Agreement Net Leverage Ratio within FY28; (7) our ability to generate significant free cash flow in future periods and that cash flow will expand with synergy achievement and improving margins; and (8) the competitive environment in which we operate. Forward-looking statements are not based on historical facts, but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, (1) risks relating to the competitive environment in which we operate; (2) the risk that the integration of Kito Crosby's business and operations into the Company will be more costly or difficult to complete than expected, or that the Company is otherwise unable to achieve its cost or revenue synergies or that the timeline of such net cost synergy realization may be delayed, including as a result of unexpected factors or events; (3) risks related to the general competitive, economic, political and market conditions and other factors that may affect future results of the Company; and (4) the other risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 as well as in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward- looking statements. Forward looking statements speak only as of the date they are made. Columbus McKinnon undertakes no duty to update publicly any such forward- looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority. Non-GAAP Financial Measures and Forward-looking Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating Columbus McKinnon’s performance. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures are noted and reconciliations of comparable historical GAAP measures with historical non-GAAP financial measures can be found in tables either included in the Supplemental Information portion of this presentation or our filings with the Securities and Exchange Commission.

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE CMCO is a Global Market Leader in Intelligent Motion Solutions for Material Handling 3 FY26 PRO FORMA PRODUCT MIX2 • Providing professional-grade solutions to solve our customers’ critical material handling requirements with our lifting, conveyance, automation and linear motion products • Enhancing strategic position through expansion into secular growth categories, while positioning to capitalize on megatrends like onshoring, scarcity of labor, and defense • Delivering growth and margin expansion while executing our transformation through our growth framework and the Columbus McKinnon Business System (“CMBS”) • Leading provider of intelligent motion solutions known for safety, productivity across diverse end markets sold across our global footprint FY26 PRO FORMA GEOGRAPHIC MIX2 North America 61% EMEA 22% APAC 12% LatAm 5% NET SALES Total Addressable Market 1 Year History 260+ World-Wide Employees >7,000 Total Addressable Market1 $35B Pro Forma Net Sales2 $2.0B Pro Forma Adj. Gross Margin2,3 ~36% Pro Forma Adj. EBITDA Margin2,3 ~19% Free Cash Flow Excluding Deal Costs2,3 $68M Scaled Leader with Extensive History of Safely, Efficiently and Ergonomically Positioning Materials NET SALES Lifting Hardware & Consumables 31% Hoist 29% Linear Motion 11% Crane 10% Drives and Controls 7% Conveyance 6% Other 2% Countries Served 70+ 1 Per Industry Research and management estimates. 2 Financial data represents FY26 ended March 31, 2026, Reference to "Pro Forma" reflects that the figure includes the results of Kito Crosby Limited ("Kito Crosby" and the acquisition of Kito Crosby being the "Kito Crosby Acquisition") and excludes the results of the Company's divested U.S. power chain hoist and chain operations (such divestiture being the "Divestiture") for the relevant period. 3 Credit Agreement Adjusted EBITDA Margin, Adjusted Gross Margin, and Free Cash Flow Excluding Deal Costs are non-GAAP financial measures. See definitions and reconciliations at the end of this Presentation.

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Product Platforms Addressing Customers’ Unique Motion Control Needs 4 $35B Total Addressable Market1 with Tailwinds from Megatrends in Attractive Verticals ~$14.5B TAM1 ⚫ Hoists and crane components, ranging from powered chain and wire rope hoists to hand chain hoists & lever tools ⚫ Also includes trolleys, end trucks, workstation cranes, and crane components ~$6.1B TAM1 ⚫ High-precision specialty conveyance solutions that connect robots & workspaces ⚫ Address unique transport and accumulation needs in pharmaceuticals, life sciences, e-commerce, and food and beverage industries ~$4.6B TAM1 ⚫ Intelligent drives and controls for lifting, linear motion, and conveying systems ⚫ Used in intelligent material handling solutions from ceiling to floor across our entire product portfolio ~$2.5B TAM1 ⚫ Advanced linear motion solutions, including screw jacks, rotary unions, super cylinders, and control systems ⚫ Provide precision lifting and positioning capabilities LINEAR MOTIONHOISTS & CRANES AUTOMATION PRECISION CONVEYANCE ~$7.1B TAM1 ⚫ Rigging, lifting, and securement hardware ⚫ Includes lifting chain and wire rope fittings, shackles, blocks and sheaves, load monitoring, wind and industrial tools, and traction chain LIFTING HARDWARE CONSUMABLES 1 Per Industry Research and management estimates.

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Advancing Progress on our Strategic Plan 5 ✓ Completed Kito Crosby Acquisition, materially increasing scale with $2B of FY26 pro forma net sales1 ✓ Secured permanent financing for the Kito Crosby Acquisition at attractive rates with flexibility capital structure allowing rapid de-leveraging ✓ Fixed rates for 76% of debt as of EOY FY26: $900M of fixed rate senior secured notes due 2023 and $965M of fixed for floating interest rate swaps (Blended average SOFR swap rate of 3.7%) ✓ Realigned Leadership Team, leveraging blended excellence across our storied brands ✓ Actioned early cost synergy wins from realigning the organization and delivering third-party spend savings in categories like insurance, freight, materials and more ✓ Integrated go-to-market presence at trade shows and global customer events ✓ FY27 Guidance Mid-Point: Sales of $2.09B, $400M of Adjusted EBITDA2 and Adjusted EBITDA Margin2 of 19.2% ✓ Focused on profitable growth through cost and revenue synergy capture 1 Financial data represents FY26 ended March 31, 2026, Reference to "Pro Forma" reflects that the figure includes the results of Kito Crosby Limited ("Kito Crosby" and the acquisition of Kito Crosby being the "Kito Crosby Acquisition") and excludes the results of the Company's divested U.S. power chain hoist and chain operations (such divestiture being the "Divestiture") for the relevant period. 2 The Company has not reconciled its Adjusted EBITDA, and Adjusted EBITDA Margin guidance for fiscal 2027 to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide guidance for the comparable GAAP financial measures. Forward-looking guidance regarding Adjusted EBITDA and Adjusted EBITDA Margin are made in a manner consistent with the relevant definitions and assumptions noted herein.

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Strategy Focused on Growth, Operational Excellence and Synergy Realization 6 • Increase breadth of offerings to existing customers both in the U.S. and globally • Attract new customers with enhanced scale and combined capabilities • Advancing customer wallet strategy as a “one stop shop” leveraging technology to improve customer experience • Unlocking value through $70M net run rate cost synergies; Solid early progress • Cross functional IMO provides governance and measures progress • Synergies build over time as we: - Harmonize the supply chain and key terms - Optimize our distribution and warehousing - Eliminate overlapping technology and third party spend • Drive business continuity with a high- degree of customer focus across the enterprise • Global cross-selling opportunities • Share gain opportunity in U.S. power chain hoist with Kito Crosby products • IMO to ensure business leaders remain focused customer execution • Brings together the best of our collective capabilities through an enhanced CMBS • Standard work supported by data-driven management processes • Integrate warehouse/manufacturing footprint • Leverage 80/20 and LEAN to drive operational excellence Market Led Operationally Excellent Integration/Synergy Realization Customer Focused

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Macroeconomic Tailwinds and Global Megatrends Support our Long-term Value Creation 7 44.0 46.0 48.0 50.0 52.0 54.0 56.0 05/29/202611/28/202505/30/202511/29/202405/31/202411/30/2023 Purchasing Managers' Index (PMI)1 U.S. Industrial Production Improving, Expected to Increase Utilization of Safety-Critical, High Margin Consumables (2.0) (1.5) (1.0) (0.5) 0.0 0.5 1.0 1.5 2.0 2.5 03/31/202609/30/202503/31/202509/30/202403/28/202409/29/2023 Manufacturing Industrial Production, % Change vs. 1 Year Ago2 U.S. PMI Data Shows Improvement; Expected to Benefit Columbus McKinnon 1 Source: FactSet, Institute for Supply Management (ISM) Manufacturing Business Survey Committee; 2 Source: FactSet, Board of Governors of the Federal Reserve System (US) Nearshoring & Supply Chain Resilience Labor Shortages & Automation Industrial Resurgence & Growth Infrastructure Investment Safety & Sustainability Focus

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Investment Thesis 8 • Historically strong Free Cash Flow Conversion1 • Significant Free Cash Flow1 expected • Cash flow will expand with synergy achievement and improving margins • Debt paydown is #1 allocation priority • Long-term Credit Agreement Net Leverage Ratio1 target of <2x and expect below 4x within FY282 • Complementary product portfolios with increased breadth of product offerings • Cross-selling revenue synergy opportunity: - Geographic reach - Scaled market position - Share in U.S. power chain hoist with Kito • Advancing customer wallet strategy as a “one stop shop” leveraging technology • Conveyance and automation are platforms for growth given megatrends Sales Growth Margin Expansion Cash Flow Generation & Reducing Net Leverage1 1 Free Cash Flow, Free Cash Flow Conversion, and Credit Agreement Net Leverage Ratio are non-GAAP financial measures. 2 The Company has not reconciled its Free Cash Flow and Credit Agreement Net Leverage Ratio guidance for fiscal 2027 to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide guidance for the comparable GAAP financial measures. Forward-looking guidance regarding Free Cash Flow and Credit Agreement Net Leverage Ratio are made in a manner consistent with the relevant definitions and assumptions noted herein. • Increased confidence in $70M of annual net run rate cost synergies in FY29 - Early wins from third party spend savings (i.e. insurance, freight and materials) - 20% expected to be realized in FY27 • FY26 tariff impact offset with price, code adjustments and supply chain optimization • Improved resilience from: - Improved fixed cost absorption on scale and synergy achievement - Higher proportion of recurring safety- critical, low-selling price consumables - Increased diversification in attractive end markets and expanded product categories Catalysts for Performance Improvement and Multiple Expansion

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE ⚫ Primary focus on debt repayment ⚫ History of de-levering following acquisitions ⚫ Flexible debt structure facilitates debt paydown De-Leveraging Remains the Primary Focus of CMCO’s Capital Allocation Policy, Proven by Post-Acquisition Track Record 9 Demonstrated History of Net Leverage Ratio1,2 Reduction Following Acquisitions CAPITAL ALLOCATION PRIORITIES Debt Reduction ⚫ Invest to improve customer experience and operational performance Growth ⚫ Maintain current dividend ⚫ Future M&A to support intelligent motion strategy over the long-term after de-levering Dividend M&A 1 2 3 4 Note: 1 Non-GAAP financial measure. See definition and reconciliation at the end of this Presentation; 2 Net Leverage Ratio is calculated on a financial covenant basis per the Company’s Amended and Restated Credit Agreement; 3 Dorner and Garvey acquisition reflects the repayment of a portion of the debt incurred to finance the Dorner acquisition using proceeds from an underwritten public offering of shares of the Company's common stock 2.7x 3.5x 2.1x Q1 FY22 Q4 FY23 2.7x 2.3x 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 Q1 FY24 Q4 FY24 DORNER AND GARVEY ACQUISITIONS3 (closed April 2021 and December 2021) MONTRATEC ACQUISITION (closed May 2023) Pro Forma at Close3 Provided exposure to vertical end markets with secular growth trends  Proven track record of successfully integrating acquisitions and realizing initial cost synergy estimates  Highlights the Company’s conviction regarding deleveraging 

Non-GAAP Reconciliations

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Non-GAAP Financial Measures 11 The following information provides definitions and reconciliations of the non-GAAP financial measures presented in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP). The Company has provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this presentation that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this presentation. The non-GAAP financial measures in this presentation may differ from similarly titled measures used by other companies. ⚫ Pro Forma Adjusted Gross Profit & Adjusted Gross Margin ⚫ Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin, ⚫ Credit Agreement Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin ⚫ Free Cash Flow and Free Cash Flow Excluding Deal Costs ⚫ Credit Agreement Net Leverage Ratio, Credit Agreement Adjusted EBITDA and Credit Agreement Adjusted EBITDA Margin

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Non-GAAP Financial Measure: Pro Forma Adjusted Gross Profit & Adjusted Gross Margin 12 ($’000s) CMCO FY26 Reported 10 Months of Kito Crosby 11 Months of Divestiture FY26 Consolidated Company Assuming Full Year of Acquisition and Divestiture Gross profit $359,431 $375,216 ($50,901) $683,746 Addback: Acquisition inventory step-up expense 36,798 - - 36,798 Business realignment costs 1,929 - - 1,929 Factory and warehouse consolidation costs 982 - - 982 Monterrey, Mexico new factory start-up costs 6,480 - - 6,480 Acquisition integration costs 1,409 300 - 1,709 Adjusted Gross Profit $407,029 $375,516 ($50,901) $731,644 Net Sales $1,193,451 $964,217 ($123,048) $2,034,620 Gross margin 30.1% 38.9% 41.4% 33.6% Adjusted Gross Margin 34.1% 38.9% 41.4% 36.0% Adjusted Gross Profit is defined as gross profit as reported, adjusted for certain items. Adjusted Gross Margin is defined as Adjusted Gross Profit divided by net sales. Adjusted Gross Profit and Adjusted Gross Margin are not measures determined in accordance with GAAP and may not be comparable with Adjusted Gross Profit and Adjusted Gross Margin as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP financial measures, such as Adjusted Gross Profit and Adjusted Gross Margin, are important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year's gross profit and gross margin to the historical periods' gross profit, as well as facilitates a more meaningful comparison of the Company’s gross profit and gross margin to that of other companies.

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Non-GAAP Financial Measure: Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, Credit Agreement Adjusted EBITDA & Credit Agreement Adjusted EBITDA Margin 1 Reflects removal of certain items included in the Company's public Adjusted EBITDA calculation but excluded from Credit Agreement Adjusted EBITDA 2 Components may not add due to rounding ($’000s) CMCO FY26 Reported 10 Months of Kito Crosby 11 Months of Divestiture FY26 Consolidated Company Assuming Full Year of Acquisition and Divestiture Net Income (Loss) ($229,437) ($151,073) (20,713) (401,223) Addback (deduct): Income Tax (Benefit) Expense 22,930 13,497 (6,904) 29,523 Interest Expense 61,145 66,313 (10,516) 116,942 Cost of debt refinancing 24,185 11,713 35,898 Depreciation & Amortization 77,038 64,689 (1,982) 139,745 EBITDA (44,139) 5,139 (40,115) (79,115) Investment Income (Loss) (2,182) (2,182) Foreign Currency Exchange Loss 5,551 5,206 10,757 Other Income (Expense), Net (1,525) 788 (737) Stock-based compensation 9,569 9,569 Transaction-Related Costs 55,603 216,847 272,450 Acquisition integration costs 12,795 2,100 14,895 Acquisition inventory set-up 36,798 36,798 Business Realignment Costs 4,310 4,310 Factory and Warehouse Consolidation Costs 1,054 1,054 Headquarter Relocation Costs 463 463 Loss on Impairment of Goodwill 200,000 200,000 Monterrey, Mexico New Factory Start-Up Costs 6,480 6,480 Net gain on sale of Divestiture (103,306) (103,306) Net loss attributable to noncontrolling interest (98) (966) (1,064) Kito Crosby Management Fees and Related Expenses 1,600 1,600 Kito Crosby Legal 3,600 3,600 Kito Crosby Other 1,000 1,000 Adjusted EBITDA 181,373 235,314 (40,115) 376,572 Adjusted EBITDA Margin 15.2% 24.4% (32.6%) 18.5% Investment Income (Loss)1 2,182 2,182 Foreign Currency Exchange Loss1 (5,551) (5,551) Other Income (Expense), Net1 1,525 (788) 737 Net Gain on Sale of Facilities (917) (917) Unrealized foreign exchange (1,934) (700) (2,634) Estimated Annual Net Run Rate Cost Synergies 70,640 70,640 Credit Agreement Adjusted EBITDA2 247,318 233,827 (40,115) $441,030 Credit Agreement Adjusted EBITDA Margin 20.7% 24.3% (32.6%) 21.7% 13

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Non-GAAP Financial Measures: Free Cash Flow (FCF) and Free Cash Flow Excluding Deal Costs 14 Free Cash Flow is defined as GAAP net cash provided by (used for) operating activities less capital expenditures included in the investing activities section of the consolidated statement of cash flows. Free Cash Flow Excluding Deal Costs is defined as Free Cash Flow less cash payments related to transaction, financing and integration activities for the Kito Crosby Acquisition and the Divestiture captured in the operating activities section of the consolidated statement of cash flows. Free Cash Flow Conversion is defined as Free Cash Flow divided by net income. Free Cash Flow, Free Cash Flow Excluding Deal Costs, and Free Cash Flow Conversion are not measures determined in accordance with GAAP and may not be comparable with measures as defined or used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Free Cash Flow, Free Cash Flow Excluding Deal Costs and Free Cash Flow Conversion are important for investors and other readers of the Company's financial statements and assist in understanding of the comparison of the current period Free Cash Flow, Free Cash Flow Excluding Deal Costs and Free Cash Flow Conversion to that of historical periods. ($ in thousands) Year FY25 FY26 Net cash provided by (used for) operating activities $ 45,612 $ (146,211) Capital expenditures (21,411) (17,859) Free Cash Flow (FCF) $ 24,201 $ (164,070) Kito Crosby Acquisition-related cash payments 850 204,915 Divestiture-related cash payments — 27,151 Free Cash Flow Excluding Deal Costs $ 25,051 $ 67,996

COLOR PALETTE Text 0 0 0 Tit le bar/Bu llets 1 96 169 ACCENTS 1 0 72 118 98 194 255 2 4 30 66 89 154 245 3 65 83 100 171 186 201 4 162 169 173 218 221 222 5 255 149 0 255 213 153 6 189 88 0 255 186 127 Hyperlink 30 124 153 146 213 234 Followed Hyperlink 0 80 117 98 205 255 Lines 0 0 0 Highlights 1 96 169 TABLE Non-GAAP Financial Measure: Credit Agreement Net Leverage Ratio ($ in thousands) Year Ended March 31, 2026 Net income (loss) ($229,437) Add back (deduct): Annualize EBITDA for the Kito Crosby Acquisition5 233,827 Annualize synergies for the Kito Crosby Acquisition5 70,640 Annualize EBITDA reduction for the Divestiture5 (40,115) Income tax (benefit) expense 22,930 Interest and debt expense 61,145 Cost of debt refinancing 24,185 Depreciation and amortization expense 77,038 Stock-based compensation 9,569 Transaction-related costs 55,603 Acquisition integration costs 12,795 Acquisition inventory step-up expense 36,798 Business realignment costs 4,310 Factory and warehouse consolidation costs 1,054 Headquarter relocation costs 463 Loss on impairment of goodwill2 200,000 Monterrey, MX new factory start-up costs 6,480 Net (gain) loss on sale of business (103,306) Net gain on sale of facilities (917) Net loss attributable to noncontrolling interest (98) Unrealized foreign exchange (1,934) Credit Agreement Adjusted EBITDA $441,030 Current portion of long-term debt and finance lease obligations 166,418 Term loan, AR securitization facility and finance lease obligations 2,226,589 Total debt $2,393,007 Standby letters of credit 16,067 Cash and cash equivalents (96,562) AR securitization facility obligations6 (53,127) Credit Agreement Net Debt $2,259,385 Credit Agreement Net Leverage Ratio 5.1x Credit Agreement Net Debt is defined in the Company's Credit Agreement as total debt plus standby letters of credit, net of cash and cash equivalents and AR securitization facility obligations. Credit Agreement Net Leverage Ratio is defined as Credit Agreement Net Debt divided by the Credit Agreement Trailing Twelve Month Adjusted EBITDA. Credit Agreement Trailing Twelve Month Adjusted EBITDA is defined in the Company's Credit Agreement as net income adjusted for interest expense, income taxes, depreciation, amortization, and other adjustments. Credit Agreement Net Debt, Credit Agreement Net Leverage Ratio and Credit Agreement Trailing Twelve Month Adjusted EBITDA are not measures determined in accordance with GAAP and may not be comparable with the measures as used by other companies. Nevertheless, the Company believes that providing non-GAAP financial measures, such as Credit Agreement Net Debt, Credit Agreement Net Leverage Ratio and Credit Agreement Trailing Twelve Month Adjusted EBITDA are important for investors and other readers of the Company’s financial statements. 15